Exhibit 99.1

Where HOUSING meets mass production . Investor Presentation Transforming the housing market with modular building systems designed to deliver affordable, high - quality homes at unprecedented speed

Important Disclosures

This presentation (this “Presentation”) is being furnished for the exclusive use of, and solely for the purpose of assisting, the parties (such parties, together with their subsidiaries and affiliates, the “Recipients”) to whom it is addressed in making their independent evaluation with respect to a proposed business combination (the “Business Combination”) between Boxabl Inc. (the “Company,” “BOXABL,” “we, “us” or “our”), FG Merger II Corp. ("SPAC") and FG Merger Sub II Inc.

The provision of this Presentation shall not be taken as any form of commitment on the part of the Company or SPAC to proceed with any negotiations of the Business Combination or any other transaction, and each of the Company and SPAC reserve the right to discontinue discussions or negotiations regarding any transaction at any time and for any reason or no reason.

No Representations or Warranties

No representations or warranties, express or implied, are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, neither the Company, SPAC nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be inclusive of all of the information necessary to make an evaluation of the Company, SPAC or the Business Combination. Viewers of this Presentation should each make their own evaluation of the Company, SPAC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot, and are not intended to, address your specific investment objectives, financial situations, or financial needs.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Company and the proposed Business Combination. Any statements other than statements of historical fact contained in this Presentation, including statements regarding the anticipated benefits and timing of the completion of the Business Combination, statements about the Company’s market opportunity and the potential growth of that market, our ability to complete the contemplated PIPE of up to $55M, the Company’s strategy, outcomes and growth prospects, trends in the Company’s industry and markets and the competitive environment in which the Company operates, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negative of such terms. Forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, which factors will be discussed in documents of the Company and SPAC filed, or to be filed, with the Securities and Exchange Commission (“SEC”). Any forward-looking statement made by us in this presentation is based on information currently available to us and speaks only as of the date on which it is made. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Industry and Market Data

In this Presentation, the Company and SPAC rely on and refer to certain information and statistics regarding the markets and industries in which the Company competes. Such information and statistics are based on the Company’s management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither the Company nor SPAC has independently verified the accuracy or completeness of the information provided by the third-party sources. Each of the Company and SPAC expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company’s or SPAC’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Company and SPAC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

BOXABL

Important Disclosures No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to pur cha se any security of the Company, SPAC or any of their respective affiliates. No such offering of securities shall be made except by means of a pr ospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any aut hor ity passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. Additional Information and Where to Find It In connection with the Business Combination, the Company and SPAC intend to file relevant materials with the SEC, including a re gistration statement on Form S - 4, which will include a document that serves as a joint proxy statement and prospectus , referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all the Company and SPAC shareholders. The Comp any and SPAC will also file other documents regarding the Business Combination with the SEC. Before making any voting or investment decision, investors, shareholders and other interested persons of the Company and SPAC ar e urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that wil l b e filed with the SEC in connection with Business Combination carefully and in their entirety as they become available because t hey will contain important information about the Business Combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospect us and all other relevant documents filed or that will be filed with the SEC by the Company and SPAC through the website maintai ned by the SEC at www.sec.gov. The documents filed by the Company and SPAC with the SEC also may be obtained free of charge, once available, on the SEC’s we bsi te at www.sec.gov or by directing a request to: FG Merger II Corp., 104 S. Walnut Street, Unit 1A, Itasca, IL 60143, or upon written request to Boxabl Inc., 5345 E. N. Belt Road, Las Vegas, NV 89115, respectively. Participants in Solicitation The Company, SPAC and their respective directors and executive officers may be deemed under SEC rules to be participants in t he solicitation of proxies from the Company’s shareholders and SPAC’s shareholders in connection with the Business Combination. A list of the names of the directors and executive officers of the Company and SPAC, and information regarding their interests in the Business Combinati on and their ownership of the Company’s securities and SPAC’s securities are, or will be, contained in the Company’s filings and SPAC’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deeme d p articipants in the solicitation of proxies of the Company’s shareholders and SPAC’s shareholders in connection with the Business Combination, including the names and interests of the Company’s directors and ex ecu tive officers, will be set forth in the proxy statement/prospectus included in the Form S - 4 for the Business Combination, which is expected to be filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Summary Transaction Overview • BOXABL, a leader in innovative housing solutions, to merge with FG Merger II Corp. • FG Merger II Corp. is currently trading on Nasdaq under the ticker "FGMC“ • FGMC will change its name to BOXABL and ticker to BXBL upon successful closing Overview Transaction Highlights • FGMC to issue 350,000,000 shares to BOXABL shareholders, valuing BOXABL at $3.5 billion 1 • FGMC has $81.6 million of cash in trust (as of 6/30/2025) 2 • No minimum cash requirements to close Financing • The Company intends to raise up to $55 million in a PIPE to fund concurrent with the closing of the business combination, and to utilize an equity line of credit (ELOC) post closing 3 Transaction Rationale • Access to public market financing strategies, potentially allowing BOXABL to expand and optimize manufacturing capabilities • Expansion of investor base (beyond BOXABL’s 50,000 current shareholders) • Visibility for potential strategic partnerships Use of Proceeds 4 • Optimize current manufacturing capabilities and margins • Implement steel frame production • Develop new sales channels • Working capital and general corporate purposes 4 1. Pro forma basis at $10.00 per share 2. Subject to redemptions by FGMC public shareholders 3. No assurance that the PIPE transaction will be completed as no LOIs or definitive agreements have been executed. If completed , t he final amount raised through the PIPE transaction may be greater than, less than or equal to $55 million. 4. Cash available in Trust is subject to redemptions by FGMC public shareholders and there is no assurance that the PIPE financi ng will be completed

Detailed Transaction Overview 5 Pro Forma Valuation 1,2,3,4,5 ($mm, except per share data) Pro Forma Shares Outstanding 366.6 Existing BOXABL Shareholders (95.5%) 350,000,000 95.5% (x) Illustrative Share Price $10.00 FGMC Public Shareholders (2.4%) 8,800,000 2.4% Pro Forma Equity Value $3,665.8 FGMC Founder Shares (0.6%) 2,275,000 0.6% (-) Pro Forma Net Cash 150.2 PIPE Shares (1.5%) 5,500,000 1.5% Pro Forma Enterprise Value $3,515.6 Total 366,575,000 100.0% Illustrative Sources & Uses 1,2,3,4,5 Sources ($mm) FGMC Cash in Trust $81.6 Total Stock to BOXABL $3,500.0 Existing BOXABL Cash $18.5 FGMC Founder Shares $22.8 PIPE Proceeds $55.0 Total Sources $3,677.9 Uses ($mm) BOXABL Equity Rollover $3,500.0 Cash Paid for Redemptions $0.0 Estimated Fees & Expenses $5.0 Cash to Balance Sheet $150.2 FGMC Founder Shares $22.8 Total Uses $3,677.9 1) Assumes no redemptions by FGMC public shareholders and $18.5M cash from BOXBAL's balance sheet Business combination consideration to be calculated based on redemption price of public shares in connection with closing 2) Pro forma basis at $10.00 per share and assumes no redemptions by FGMC public shareholders 3) Assumes $55.0M PIPE at $10.00 per share. No assurance that the PIPE transaction will be completed as no LOIs or definitive agreements have been executed 4) Cash available in Trust is subject to redemptions by FGMC public shareholders 5) FGMC founder shares include private placement shares and shares underlying private placement rights Pro Forma Share Ownership 1,2,3,4,5 95.5% 2.4% 0.6% 1.5% Pro Forma Share Ownership 1,2,3,4,5 Existing BOXABL Shareholders (95.5%) FGMC Public Shareholders (2.4%) FGMC Founder Shares (0.6%) PIPE Shares (1.5%)

BOXABL Highlights Investor Base & Fundraising Track Record: Substantial investor interest to date – $230M+ 1 raised across 50,000+ investors – 2 Reg A+ offerings BOXABL’s Scalable Solution & Technology: BOXABL'S flagship product, the Casita, is a 361 square foot studio unit. The Casita unfolds on - site in less than an hour. To date, the Company has produced 700+ units 2 . BOXABL has 53+ patent filings Products (In Development): The Baby Box, a smaller 120 square foot unit built to RV code, intended for simpler, no foundation - setups. Plans for stackable and connectable box models that can be combined to form townhomes, multifamily units, or larger single - family homes Customer Expansion: While the Company has traditionally sold Casitas as accessory dwelling units (ADUs), BOXABL is expanding into various verticals including business - to - business, business - to - government, and development projects Primary Use of Proceeds – Efficiency 3 : Use of proceeds for the transaction include implementing steel frame production for the Casita and products in development, resulting in potential margin improvement and manufacturing efficiency National Problem: National housing crisis – Demand for housing drastically exceeds supply - Too expensive (and lengthy) to build and/or buy a traditional home for a large population 6 1. $230M was raised through a combination of Reg A and Reg D offerings 2. Total number of Casitas produced does not represent the total number of Casitas sold 3. Cash available in Trust is subject to redemptions by FGMC public shareholders and there is no assurance that the PIPE financi ng will be completed

BOXABL’s Unique Investor Base & Fundraising Track Record Fundraising Pedigree $230M+ 1 in equity capital raised since inception Strategic investors include D.R. Horton Crowdfunding Track Record 2 Reg A+ offerings Thousands of repeat investors BOXABL is a prolific crowdfunding issuer, having raised $230M+ 1 from 50,000+ individual investors since 2020 BOXABL has a unique track record of attracting retail investors and high - profile construction focused strategic investors 7 1. $230M was raised through a combination of Reg A and Reg D offerings

National Problem

Home Prices	Affordability	Inefficiencies	Shortages
Median U.S. home prices reached $446,766 in June, 2025[1]	Approximately 75% of Americans cannot afford the median-priced home[1]	The average single-family home takes over 10 months to build[2]	Rampant demand and lacking supply; housing gap of 3.8 million homes[3]

The average American cannot afford to build or purchase a home
Those who can afford to build struggle with lengthy delays and construction inefficiencies

1. Financial Times: Housing is Where the Buck Stops - https://www.ft.com/content/067cd458-0029-4f32-b6d9-f82716625654
2. NAHB: Supply-Chain Issues Lengthened Single-Family Build Times - https://www.nahb.org/blog/2023/07/2022-single-family-build-times
3. Realtor.com: Housing Supply Gap Reaches Nearly 4 Million in 2024 - https://www.realtor.com/research/us-housing-supply-gap-2025/

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BOXABL’s Technology Shipping Technology BOXABL houses are manufactured in the Las Vegas facility, fold up on site, and ship at a cheaper price to the consumer Cheaper shipping allows BOXABL to cover a large radius from its Las Vegas facility – enabling mass production and low costs BOXABL Ships 8.5ft Wide Traditional Modular 14ft Manufacturing Technology BOXABL uses building materials and manufacturing methods compatible with automation to dramatically reduce both materials and labor costs Building Technology 53 Patent Filings BOXABL has developed a stackable/connectable modular housing solution, allowing one housing product to appeal to a wide variety of housing needs 9 53+ Patents

The Casita • BOXABL’s flagship product • Manufactured at BOXABL’s Las Vegas factories (400k sqft ) • 361 sqft studio unit • Full kitchen, bathroom and utilities • Unfolds on site in less than an hour • 700+ Casitas built to date 1 BOXABL’s Scalable Solution Efficiencies • BOXABL builds all houses on an assembly line with mass production capabilities • Casita priced at approximately $60,000 (not including installation) • BOXABL currently can build one house every 4 hours • BOXABL is able to sell in 15 states (and growing) 2 • Delivered via standard 8.5’ wide truck 10 1. Total number of Casitas produced does not represent the total number of Casitas sold 2. Product is being sold as a Park Model RV in states that don’t have a state - regulated modular program

700+ Casitas Built to Date 1 11 1. Total number of Casitas produced does not represent the total number of Casitas sold

Meet the Baby Box & BOXABL’s Stackable Solutions Baby Box – BOXABL’s Next Product to Market • 120 sqft unit • Built to meet RV code • Intended for simpler, no - foundation setups • Ready to be mass produced at facility • Priced from $20,000 Stackable Solutions (In Market) Larger Builds (Multiple Beds) Townhomes With the ability to manufacture Baby Box and Stackable Solutions in - house, there’s no residential buildout too small or large for BOXABL 12

State Approval Roadmap Considerations Regulatory Approval • Since production began in 2021, BOXABL has been working to receive approval to sell Casitas in all states that have a FBH program • BOXABL can now sell in 15 states with a total population of >100 million Third Party Developers • Historically, BOXABL referred third party developers who in turn sold customers competitors modular products • BOXABL is now vertically integrated, and will either use in - house developers or subcontractors Regulatory & Distribution Considerations • BOXABL currently has approval under the modular factory - built home (“FBH”) programs in California, Nevada, New Mexico, and South Carolina • In addition, there are 11 other states that either don’t have a state FBH program or require project specific plan sets and as such, BOXABL is able to sell in those states as well 1 • BOXABL is in the process of obtaining approval under the FBH programs in 7 additional states 13 1. Product is being sold as a Park Model RV in states that don’t have a state - regulated modular program

BOXABL’s Vertical Integration • BOXABL to begin development with in - house contractors (or subcontractors) • In - house development to increase revenue per Casita from $60k to $100k+ Development • BOXABL is developing smart home solutions for all products • Increased in - house customization to aid in sales process Smart Home • BOXABL in house financing solutions and partnerships to make purchase process seamless • Home insurance partnerships Financing • Furniture, premium appliances, water filters • Potential to add solar energy solutions and more Accessories and More Further vertical integration can increase BOXABL’s reach with a larger potential customer base and a better customer experience 14

BOXABL’s Vision • Manufactures the Casita in its 3 factory buildings totaling over 400,000+ sqft in Las Vegas • Has built over 700 Casitas 1 • Can manufacture one Casita in 4 hours • Primarily sells Casitas as ADUs (ramping up larger orders - B2B) • Markets the Casita for approximately $60,000 per house • Can sell in 15 states (and growing) 2 • Delivers Casitas via standard 8.5’ wide truck from BOXABL’s Las Vegas facility BOXABL set out to produce housing at a fraction of the cost & time as compared to traditional single - family builds….and has delivered. BOXABL Presently… BOXABL’s Vision is to… • Manufacture in strategic locations around the country to allow for faster (and cheaper) delivery • Develop and install projects in - house, increasing revenue per Casita to $100,000+ • Increase automation capabilities to enable building one house per minute • Market products primarily to multi - family projects and communities – build out apartments, townhomes & more • Obtain approval to build and deliver modular houses in all 50 states and expand internationally • Continue to build partnerships with large national homebuilders • Vertically integrate financing, AI, real estate, accessories & more 15 1. Total number of Casitas produced does not represent the total number of Casitas sold 2. Product is being sold as a Park Model RV in states that don’t have a state - regulated modular program

$30M $10M $5M $5M $5M BOXABL’s Estimated Use of Proceeds 1 Operating Expenses • Sufficient cash to cover 12 months of operations/overhead 2 Capital Expenditures • Unlock steel frame manufacturing capabilities, increasing margin and reducing build time Sales & Marketing • Product marketing for ADUs and new sales channel for multi - family/community projects SPAC Closing Expenses • Estimated closing expenses for the SPAC business combination with FGMC Working Capital 3 • Estimated capital to cover upfront manufacturing costs for contracted units 1. There can be no assurance that the $55 million PIPE amount will be raised, in whole or in part. The actual amount of capital rai sed, if any, may differ materially from assumptions, and such differences may significantly affect the Use of Proceeds. Any f igu res presented are illustrative only and subject to change 2. Based upon LTM operating income (as of June 30, 2025) 3. Cash available in Trust is subject to redemptions by FGMC public shareholders and there is no assurance that the PIPE financi ng will be completed Illustrative $55M Use of Proceeds 16

Meet the BOXABL Team Paolo Tiramani, Founder & Co - CEO • Co - chief executive officer and majority shareholder of BOXABL • Industrial and mechanical engineer with 150+ patent filings • Oversees strategy, product vision, and financial investments, including personal real estate acquisitions linked to leadership compensation practices Galiano Tiramani, Founder & Co - CEO • Co - chief executive officer and large BOXABL shareholder • Responsible for operational leadership, growth planning and public representation • Oversees and coordinates marketing for both unit sales and fundraising efforts • Responsible for marketing BOXABL’s $230M+ 1 Reg A+ campaigns Martin Costas, CFO • Joined BOXABL as chief financial officer in October 2023 to support finance and growth strategy • Responsible for overseeing financial operations during a period of rapid scaling, including fundraising initiatives and expansion planning • 25 +years of diversified corporate experience, including a career in public accounting at PwC 17 1. $230M was raised through a combination of Reg A and Reg D offerings

Meet the FGMC Team Larry Swets, CFA Chief Executive Officer • 30 years+ of financial services experience including investment management, insurance and merchant banking • CEO of FG Financial Group • Over a decade of SPAC experience • Numerous successful M&A transactions, SPACs, PIPEs, and investment exits Hassan Baqar Chief Financial Officer • 20 years+ of financial services experience focused on corporate development, mergers & acquisitions, capital raising, investments and real estate • Over a decade of SPAC experience including FG New America Acquisition Corp’s merger with OppFi and Aldel Financial‘s merger with Hagerty Kyle Cerminara, CFA Senior Advisor • 20 years+ of financial services experience including investment management, insurance and merchant banking • Co - Founder of Fundamental Global • Numerous successful M&A transactions, SPACs, PIPEs, and investment exits • Public company CEO, Chairman, Director with decades of experience Reputable SPAC management team with notable track record, including 6 successful SPAC transactions BOXABL Investment Thesis • Massive Market Opportunity: BOXABL addresses the U.S. housing affordability crisis with demand exceeding a 3.8 million unit gap • Disruptive Technology: The foldable BOXABL design enables mass production, efficient shipping, and rapid on - site setup • Scalable Growth Model: Transition from ADU sales to large - scale multifamily and community projects, with vertical integration in development, financing, and smart home solutions • Attractive Public Market Candidate: Combination with SPAC provides access to capital markets and institutional expansion opportunities to expand on fundraising capabilities to address opportunity 18

Where HOUSING meets mass production . Investor Presentation Transforming the housing market with modular building systems designed to deliver affordable, high - quality homes at unprecedented speed 19